FINANCIAL INVESTORS TRUST

CLOUGH CHINA FUND CLASS A SHARES, CLASS C SHARES AND CLASS I SHARES

SUPPLEMENT DATED DECEMBER 30, 2010 TO THE PROSPECTUS AND SUMMARY PROSPECTUS, EACH DATED AUGUST 31, 2010

Effective January 1, 2011, the information below replaces in its entirety the section titled “FEES AND EXPENSES OF THE PORTFOLIO” found on pages 10-11 of the prospectus and pages 1-2 of the summary prospectus:

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 28 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 49 of the Fund’s statement of additional information.

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50%(1)	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%(1)	1.00%(2)	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00
Redemption Fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)
Management Fees	1.35%	1.35%	1.35%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Shareholder Services Fees	0.00%	0.25%	0.00%
Other Expenses*	0.64%	0.83%	0.51%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.25%	3.19%	1.87%
Fee Waiver and Expense Reimbursement(3)	(0.29)%	(0.48)%	(0.16)%
Net Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.96%	2.71%	1.71%

(1)  If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million.

(2)  A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.

(3) ALPS Advisors has agreed contractually to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.40% for Class I shares through December 31, 2010, 1.85% for Class A shares through December 31, 2010, and 2.70% for Class C shares through December 31, 2010.

Effective January 1, 2011, ALPS Advisors has agreed contractually to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.70% for Class I shares, 1.95% for Class A shares, and 2.70% for Class C shares through August 31, 2012. Effective September 1, 2012, the Adviser agrees to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 2.75% for Class I shares, 3.00% for Class A shares, and 3.75% for Class C shares through December 31, 2018. ALPS Advisors will consider further reductions to these limits on an annual basis.  Without this agreement, expenses would be higher. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement.  The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expenses was deferred.  The Adviser may not discontinue this waiver without the approval by the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 Year	3 Years	5 Year	10 Years
Class A Shares	$738	$1,188	$1,663	$2,968
Class C Shares	$374	$938	$1,626	$3,457
Class I Shares	$174	$572	$996	$2,174

You would pay the following expenses if you did not redeem your shares:
Class A Shares	$738	$1,188	$1,663	$2,968
Class C Shares	$274	$938	$1,626	$3,457
Class I Shares	$174	$572	$996	$2,174